UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

CORAUTUS GENETICS INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-15833	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW
Suite 700
Atlanta, Georgia 30308
(Address of principal executive offices, including zip code)

(404) 526-6200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into Material Definitive Agreement

          On October 31, 2006, Corautus Genetics Inc. (“Corautus”) and Boston Scientific Corporation amended the Recapitalization Agreement, dated June 30, 2006, to provide for certain limitations to the rights and preferences of Corautus’ Series E Preferred Stock.  Specifically, the amendment placed a cap on the voting power of the Series E Preferred Stock and a minimum price for the Series E Preferred Stock conversion price adjustment.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

1.1	Amendment to Recapitalization Agreement, by and between Corautus Genetics Inc. and Boston Scientific Corporation, dated as of October 31, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: November 6, 2006	/s/ Jack W. Callicutt

Jack W. Callicutt
Vice President - Finance and Administration
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Amendment to Recapitalization Agreement, by and between Corautus Genetics Inc. and Boston Scientific Corporation, dated as of October 31, 2006.